UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2005
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                         FIRST DEFIANCE FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           OHIO                     0-26850                     34-1803915
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(State or other jurisdiction  (Commission File No.)      (IRS Employer I.D. No.)
     of incorporation)

                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (419) 782-5015
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                                 Not Applicable
                       ----------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.
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         The information set forth in Item 2.03 below is incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under
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            an Off-Balance Sheet Arrangement of a Registrant.
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      On October 28, 2005, First Defiance Financial Corp. (the "Company")
completed a private placement of $20 million of pooled floating rate capital securities through a newly formed Delaware trust subsidiary, First Defiance Statutory Trust I (the "Trust"). These securities have a 30-year maturity and are redeemable at the Company's option after five years. The securities pay a floating interest rate based on three-month LIBOR plus 138 basis points and reprice quarterly.

      The proceeds from the sale of the securities were used by the Trust to purchase $20 million in aggregate principal amount of the Company's floating rate junior subordinated deferrable interest debentures (the "Debentures"). The Debentures were issued pursuant to an Indenture, dated October 28, 2005 by and between the Company and Wilmington Trust Company, as trustee. The Debentures bear interest at the same rate as the securities. The Debentures mature on December 15, 2035, but may be redeemed at the Company's option at any time on or after December 15, 2010, or at any time upon certain events. The Debentures are redeemable for their aggregate principal amount, plus accrued interest, if any.

      The Company also has entered into a Guarantee Agreement pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the pooled floating rate capital securities, and the payment of the principal amount of the securities when due, either at maturity or on redemption.

      A copy of the press release is furnished with this Form 8-K as an exhibit. These securities are not registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits:

              99     Press Release dated October 28, 2005




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                                  SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRST DEFIANCE FINANCIAL CORP.



                                    By: /s/ John C. Wahl
                                    -------------------------------



Date: November 1, 2005



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